Exhibit 99.1

Annual Meeting of Stockholders May 19, 2015

Disclaimer Forward-Looking Information: Statements contained in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify these forward-looking statements by words such as "may," "will," "should," "expect," "anticipate," "believe," "estimate," "intend," "plan" and other similar expressions. These statements involve known and unknown risks, uncertainties and other factors, which may cause actual results to be materially different from those expressed or implied in such statements. These factors include, but are not limited to: the effect of general economic conditions; the Company's indebtedness ; risk of future impairment charges; trading volatility and the price of the Company’s common stock; the Company's results in any given period differing from guidance provided to the public; the highly competitive nature of the restaurant business; the Company's business strategy failing to achieve anticipated results; risks associated with the restaurant industry; risks associated with locations of current and future restaurants; rising costs for food commodities and utilities; shortages or interruptions in the supply or delivery of food; ineffective marketing and guest relationship initiatives and use of social media; changing health or dietary preferences; our engagement in business in foreign markets; harm to our brands' reputation; litigation; fourth-party claims with respect to intellectual property assets; environmental liability; liability relating to employees; failure to comply with applicable laws and regulations; failure to effectively implement restaurant development plans; our dependence upon our franchisees; concentration of Applebee's franchised restaurants in a limited number of franchisees; credit risk from IHOP franchisees operating under our previous business model; termination or non-renewal of franchise agreements; franchisees breaching their franchise agreements; insolvency proceedings involving franchisees; changes in the number and quality of franchisees; inability of franchisees to fund capital expenditures; heavy dependence on information technology; the occurrence of cyber incidents or a deficiency in our cybersecurity; failure to execute on a business continuity plan; inability to attract and retain talented employees; risks associated with retail brand initiatives; failure of our internal controls; and other factors discussed from time to time in the Company's Annual and Quarterly Reports on Forms 10-K and 10-Q and in the Company's other filings with the Securities and Exchange Commission. The forward-looking statements contained in this release are made as of the date hereof and the Company assumes no obligation to update or supplement any forward-looking statements. Non-GAAP Financial Measures: This presentation includes references to the Company's non-GAAP financial measures “adjusted net income available to common stockholders (adjusted EPS)” and "free cash flow.” "Adjusted EPS" is computed for a given period by deducting from net income or loss available to common stockholders for such period the effect of any closure and impairment charges, any gain or loss related to debt extinguishment, any intangible asset amortization, any non-cash interest expense, and any gain or loss related to the disposition of assets. This is presented on an aggregate basis and a per share (diluted) basis. For fiscal 2015, "Free cash flow" for a given period is defined as cash provided by operating activities, plus receipts from notes and equipment contracts receivable, excluding direct financing lease receivables ("receipts from notes and equipment contracts receivable"), less capital expenditures. Management utilizes free cash flow to determine the amount of cash remaining for general corporate and strategic purposes and for the return of cash to stockholders pursuant to our capital allocation strategy, after the receipts from notes and equipment contracts receivable, and the funding of operating activities, capital expenditures and debt service. Management believes this information is helpful to investors to determine the Company's adherence to debt covenants and the Company's cash available for these purposes. Adjusted EPS and free cash flow are supplemental non-GAAP financial measures and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with United States generally accepted accounting principles. 2

Stock Performance

4 Comparison of Five-Year Cumulative Total Return DineEquity, S&P 500, & the Value Line Restaurants Index Performance Results Through 12/31/14 Assumes $100 invested at the close of trading on 12/31/2009 in DineEquity, Inc. common stock, Standard & Poor’s 500, and the Value Line Restaurants Index. *Cumulative total return assumes reinvestment of dividends. Source: Value Line Publishing LLC $ 203 . 29 $ 173 . 78 $ 275 . 83 $ 358 . 50 $ 461 . 12 $ 115 . 06 $ 117 . 49 $ 136 . 29 $ 180 . 43 $ 205 . 13 $ 139 . 17 $ 183 . 55 $ 193 . 33 $ 256 . 50 $ 287 . 81 $ 0 $ 100 $ 200 $ 300 $ 400 $ 500 2009 2010 2011 2012 2013 2014 DineEquity, Inc. Standard & Poors 500 Restaurants

Significant Achievements Over the Last Seven Years

Delivered on What We Promised Reduced G&A by $50 million Continuing to drive growth from our existing brands DineEquity became 99% franchised in 2012 Completed the refinancing of our long-term debt in 2014 to a lower fixed rate Reduced total debt by over $1 billion since 2007 Formed a purchasing co-op in 2009 to benefit our franchisees Returning significant cash to shareholders Implemented a Shared Services model Tireless focus on making our iconic brands even stronger Successful Execution of our Strategy has Yielded Positive Results 6

Our Brands Continue to Lead Their Respective Categories Family Dining: Domestic System-wide Sales Casual Dining: Domestic System-wide Sales Source: Nation’s Restaurant News, “Top 100,” June 30, 2014 (Applebee’s rank based on 2013 U.S. system-wide sales in the “casual” dining category; IHOP rank based on 2013 U.S. system-wide sales in the “family” dining category). ($ in millions) ($ in millions) 0 1,000 2,000 $3,000 IHOP $2,767 Denny's $2,408 Cracker Barrel $2,105 Waffle House $1,044 Bob Evans $953 U . S . S y s t e m w i d e S a l e s 0 1,000 2,000 3,000 4,000 $5,000 Applebee's $4,517 Olive Garden $3,669 Chili's $3,547 Buffalo Wild Wings $2,784 Outback Steakhouse $2,455 U . S . S y s t e m w i d e S a l e s 7

Both Brands have Outpaced Peer Development Family Dining: Global Gross Development 2009-2014 Casual Dining: Global Gross Development 2009-2014 (1)Average of IHOP’s competitive set, defined as Denny’s, Cracker Barrel, and Bob Evans (2)Average of Applebee’s competitive set, defined as Chili’s, Olive Garden, Ruby Tuesday, and Red Robin Gourmet Burgers Source for IHOP and Applebee’s global gross development: Company Form 10-K filings 8 0 100 200 300 400 IHOP 360 Peer Average¹ 143 0 50 100 150 200 Applebee's 180 Peer Average² 155

Fiscal 2014 Highlights

2014 Was a Banner Year for DineEquity Refinanced our long-term debt at a significantly lower, fixed interest rate of 4.277%, reducing future cash interest payments by approximately $34 million on an annualized, pre-tax basis. Announced a new capital allocation strategy, increasing our quarterly dividend on common stock by 17% from $0.75 per common share to $0.875, effective with the fourth quarter 2014 dividend. In addition, the share repurchase authorization was reset back to $100 million. Generated free cash flow of approximately $113 million(1), of which approximately $75 million(2) was returned to shareholders in the form of share repurchases and quarterly cash dividends. Both brands achieved positive comp sales for fiscal 2014: IHOP: Sales increased 3.9%, marking the strongest full-year gain since fiscal 2004 Applebee’s: Sales increased 1.1%, representing the highest gain since fiscal 2012 For the seventh consecutive year, both brands were again number #1 in their respective categories according to the latest ranking by Nation’s Restaurant News on the basis of U.S. system-wide sales(3). Fiscal 2014 adjusted EPS of $4.73 exceeded the consensus estimate of $4.71. IHOP franchisees and area licensees and Applebee's franchisees opened 92 new restaurants globally combined. See reconciliation of the Company's cash provided by operating activities to free cash flow in the press release dated February 25, 2015 Excludes the fourth quarter 2014 declared dividend of approximately $17 million paid on January 9, 2015 Nation’s Restaurant News, “Top 100,” June 30, 2014 (Applebee’s rank based on 2013 U.S. system-wide sales in the “casual” dining category; IHOP rank based on 2013 U.S. system-wide sales in the “family” dining category) 10

Overview of DineEquity, Inc.

KEY HIGHLIGHTS OF THE DINEEQUITY STORY

Applebee's and IHOP are two iconic brands with #1 positions in their respective categories for the last seven consecutive years (1)

- *Both brands outpaced their respective categories in 2014 based on industry sales data*
- *With more than 3,600 restaurants, DineEquity is one of the largest full-service restaurant companies in the world*

Stable long-term capital structure

- *Locked in an attractive interest rate of 4.277% through 2021*
- *Annual cash interest savings of $34 million pre-tax*

99% franchised business model generates strong free cash flow with reduced volatility

- *Asset-lite franchise business model drives strong, consistent cash flow generation*
- *DineEquity has reduced its total debt by over $1 billion since the end of 2007* (2)

Balanced capital allocation strategy and commitment to return substantial cash to shareholders

- *Since the initiation of the new capital allocation plan in the first quarter of 2013, DineEquity has returned over $193 million to its shareholders in the form of quarterly cash dividends and share repurchases combined*

Centralized Supply Chain Services (CSCS) – Purchasing co-op mitigates commodity inflation for our brands

- *The purchasing co-op enables franchisees to procure commodities at a lower cost and reduces distribution expenses*
- *Over the past 6 years, CSCS has generated total net savings and cost avoidances for the Applebee's and IHOP brands of approximately $215 million*

Strong management team with longstanding history at DineEquity and in the restaurant industry

- *DineEquity's CEO, Julia Stewart, has over 40 years of experience in the restaurant industry, with more than 16 of those years spent in the Applebee's and IHOP systems*

(1) Source: Nation's Restaurant News, "Top 100," June 30, 2014 (Applebee's rank based on 2013 U.S. system-wide sales in the "casual" dining category; IHOP rank based on 2013 U.S. system-wide sales in the "family" dining category).
(2) Total Debt includes Long-Term Debt, Capital Lease Obligations, Financing Obligations and Series A Preferred Stock.

dineEquity
Annual Meeting of Stockholders
© 2015 DineEquity, Inc. All rights reserved.
12

Our Strategy to Drive Shareholder Value

Maximize the Business Innovate and Evolve Strong Brands Manage Costs 1 Facilitate Franchisee Development 2 3 DineEquity is focused on generating strong free cash flow. The DineEquity story is one of strong and stable free cash flow and returning a substantial portion of it to shareholders. DineEquity’s Value Creation Strategy Drive Strong Free Cash Flow Return it to Shareholders Share Repurchases Meaningful Quarterly Cash Dividends 14

15 Menu Innovation Effective Advertising & Media Digital & Social Marketing Operational Excellence Remodel Programs Consumer Delight Development by Franchisees Never-ending Commitment to Long-term Brand Building Innovate and Evolve Strong Brands 1

(1)Be The Change Revolutions: “Applebee’s Social Media By the Numbers, 2014 Annual Report.” (2)MRM//McCann: IHOP Front Lines Report. Competitive set includes: Denny’s, Waffle House, Cracker Barrel, Panera and Bob Evans. Data from October 2014 to January 2015. (3)MRM//McCann: Social Benchmarking Tool. Competitive set includes: Denny’s, Waffle House, Cracker Barrel, Panera and Bob Evans. Data from October 2014 to January 2015. Ranked best branded Twitter account in 2014 by Mashable(1) With over 3.5 million likes, IHOP has the most fans on Facebook among the competitive set(2) Number one in social engagement in the Franchise Social Index 100(1) IHOP owns approximately 67% of the total breakfast conversations on Twitter among the competitive set(3) Innovate and Evolve Strong Brands (Cont.) 1 Social Media Impact at Both Brands 16

Same-Restaurant Sales Performance Applebee’s System-wide Same-Restaurant Sales IHOP System-wide Same-Restaurant Sales Source: Company’s fiscal 2014 Form 10-K and Company’s press releases. Fiscal 2015 financial performance guidance as of February 25, 2015. Innovate and Evolve Strong Brands (Cont.) 1 17 (1.3)% 1.3% (0.4)% (0.7)% (0.5)% 0.6% 1.7% 2.8% Guidance 1.0% - 4.0% 2.9% -2.0% -1.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 FY 2015 (0.5)% 1.9% 3.6% 4.5% 3.9% 3.2% 2.4% 6.1% Guidance 2.0% - 5.0% 4.8% -1.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 FY 2015

Note: As of December 31, 2014, DineEquity’s company restaurant operations segment consisted of 23 Applebee's company-operated restaurants and 11 IHOP company-operated restaurants. Source: Company ‘s fiscal 2014 Form 10-K IHOP’s restaurant base has grown by approximately 23% since the end of 2007 During that time, 479 Applebee’s company-operated restaurants have been refranchised DineEquity is a 99% franchised system % Franchised Investing in Talent and Systems to Drive Global Development DineEquity Restaurant Count 1,465 1,598 1,609 1,701 1,842 2,011 1,988 1,994 1,333 1,385 1,443 1,493 1,535 1,569 1,607 1,639 522 417 412 320 192 35 36 34 3,320 3,400 3,464 3,514 3,569 3,615 3,631 3,667 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 2007 84% 2008 88% 2009 88% 2010 91% 2011 95% 2012 99% 2013 99% 2014 99% Applebee's - Franchise IHOP - Franchise & Area License Applebee's & IHOP - Company - Operated Facilitate Franchisee Development 2 18

Source: Company’s Form 10-K filings and press releases. Comprised of actual IHOP G&A expense plus pro forma Applebee’s G&A expense as disclosed in the Company’s 2007 Form 10-K, less certain one-time costs primarily related to additional stock-based compensation triggered by the Applebee’s acquisition and severance costs for employees terminated in connection with the acquisition as well as costs related to the exploration of strategic alternatives for enhancing shareholder value. $9 Legal Settlement Track Record of Minimizing Expenses ($ in millions) General & Administrative Expense (2) 0 50 100 150 200 2007 $193 (1) 2008 $182 2009 $158 2010 $160 2011 $156 2012 $163 2013 $144 2014 $146 2015 Guidance Projected $149-$153 We are making prudent investments in talent to support future growth and will incur modest incremental costs to support our new securitized debt structure. Manage Costs 3 19

Source: Company Form 10-K filings and press releases. (1) We incurred a substantial amount of indebtedness to finance the Applebee's acquisition. As a result, our interest expense increased significantly from that reported in prior years. Track Record of Minimizing Expenses Corporate Interest Expense ($ in millions) (1) 0 100 200 300 2007 $29 2008 $203 2009 $186 2010 $172 2011 $133 2012 $114 2013 $100 2014 $97 2015 Guidance Projected $63 Our new securitized debt structure locks in an attractive interest rate of 4.28% through 2021 Manage Costs 3 20

Source: Company Form 10-K filings and press releases. ($ in millions) Capital Expenditures (2009 - 2014) 99% Franchised System Requires Minor Capital Expenditures DineEquity is making prudent investments in technology and future restaurant prototyping to drive future growth Manage Costs 3 21 $15 $19 $26 $17 $7 $6 Projected Approximately $9 $0 $5 $10 $15 $20 $25 $30 2009 2010 2011 2012 2013 2014 2015 Guidance

Capital Allocation

New Capital Allocation Strategy Board authorized a meaningful increase in the quarterly cash dividend in Q4 2014 Quarterly $0.75 $0.875 Annual $3.00 dividend $3.50 In addition, the Board has replenished our share repurchase authorization to $100 million Meaningful 17% increase in the quarterly cash dividend that went into effect with the fourth quarter 2014 dividend We plan to return capital to shareholders through a sustainable program of quarterly cash dividends and share repurchases 23

Positioned for Future Success

Building on our Achievements for Future Success Focused on key strategic priorities to drive long-term growth 25 Continue to drive growth from our existing brands International development and brand building Potentially broaden our portfolio through a acquisition of a complimentary fast casual concept Disciplined approach to G&A management and minimizing costs New capital structure increases our ability to drive shareholder value Evolve and innovate our brands to drive consistent and sustainable positive sales and traffic Enhance our domestic development capability – remodel programs and non-traditional locations